EARNINGS CALL PRESENTATION Fiscal Year 2020, Third Quarter January 31, 2020

HORACIO ROZANSKI CALL President and Chief Executive Officer PARTICIPANTS LLOYD HOWELL, JR. Chief Financial Officer and Treasurer NICHOLAS VEASEY Vice President of Investor Relations 2

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2020 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2020. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. All quarterly financial information for the fiscal year ended March 31, 2017 presented herein is as previously reported under ASC 605 while the annual financial information for the fiscal year ended March 31, 2017 was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required. Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering. 3

KEY FINANCIAL RESULTS THIRD QUARTER FISCAL YEAR 2020 RESULTS THIRD QUARTER (1) YEAR TO DATE (12/31/19) (1) Revenue $1.8 billion 11.2% Increase $5.5 billion 11.6% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.3% Increase $3.8 billion 10.0% Increase Adjusted EBITDA $191 million 6.2% Increase $582 million 11.5% Increase Adjusted EBITDA Margin on Revenue 10.3% (4.6)% Decrease 10.6% (0.1)% Decrease Net Income $112 million (15.2)% Decrease $344 million 4.5% Increase Adjusted Net Income $113 million 10.2% Increase $346 million 13.4% Increase Diluted EPS $0.79 (14.1)% Decrease $2.42 6.6% Increase Adjusted Diluted EPS $0.80 11.1% Increase $2.45 15.6% Increase Net Cash Provided by Operating Activities $100 million 1,055.4% Increase $366 million 29.4% Increase (1) Comparisons are to prior fiscal year period 4

Q3 FY'20 PERFORMANCE:
ALIGNED WITH INVESTMENT THESIS

UPDATED INVESTMENT THESIS

Unique Market Position = **Strong Financial Returns** + **Option Value**

Unique Market Position

- Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies
- First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth creating value for critical missions and top priorities

Strong Financial Returns

FY'18 - FY'21

66% ADEPS GROWTH BY FY'21

+ ~2% DIVIDEND YIELD

6 - 9%	Low 10% Range	~$1.4B
Annual Revenue Growth	Adj. EBITDA Margins	Capital Deployment

Option Value

- Continued investment in new business lines and solutions that will drive future growth

INDUSTRY LEADING ORGANIC REVENUE GROWTH

- Organic growth in revenue ex-billables of 8.3% year-over-year driven by strong client demand
- 5.3% year-over-year headcount growth positions firm to continue to execute against near-record backlog
- Increased and narrowed full fiscal year revenue guidance to 10.0% - 11.5% from 9% - 11%

CONTRACT PERFORMANCE DRIVES MARGIN EXPANSION

- Adj. EBITDA Margin on Revenue of 10.3%; Adj. EBITDA of $190.8 million (6.2% growth year-over-year)
- Organic growth and strong contract-level execution continue to drive profitability
- Reaffirming fiscal year 2020 guidance of Adj. EBITDA Margin on Revenue in the low 10% range

PRUDENT CAPITAL DEPLOYMENT

- Deployed ~$61 million in the third quarter; announced second $0.04 increase to quarterly dividend this year
- Reaffirming three-year goal to deploy ~$1.4 billion through fiscal year 2021

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Page 4 intentionally repeated KEY FINANCIAL RESULTS THIRD QUARTER FISCAL YEAR 2020 RESULTS THIRD QUARTER (1) YEAR TO DATE (12/31/19) (1) Revenue $1.8 billion 11.2% Increase $5.5 billion 11.6% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.3% Increase $3.8 billion 10.0% Increase Adjusted EBITDA $191 million 6.2% Increase $582 million 11.5% Increase Adjusted EBITDA Margin on Revenue 10.3% (4.6)% Decrease 10.6% (0.1)% Decrease Net Income $112 million (15.2)% Decrease $344 million 4.5% Increase Adjusted Net Income $113 million 10.2% Increase $346 million 13.4% Increase Diluted EPS $0.79 (14.1)% Decrease $2.42 6.6% Increase Adjusted Diluted EPS $0.80 11.1% Increase $2.45 15.6% Increase Net Cash Provided by Operating Activities $100 million 1,055.4% Increase $366 million 29.4% Increase (1) Comparisons are to prior fiscal year period 6

HISTORICAL BACKLOG & BOOK-TO-BILL BACKLOG (1) $22.9$23.0 (5) (5) $22.0$21.9 $21.4 $$20.520.4 $22.0 $19.3 $19.9 $16.7 $16.7 $16.1 $17.0 s $13.2 $16.5 $13.6 $14.0 $12.4 $13.1 n $12.4 o $12.2 $12.3 i l $9.2 $9.6 $10.1 l $9.2 i $11.0 $7.7 $8.3 b $5.4 n $4.8 $5.3 i $4.5 $5.5 $3.9 $4.2 $4.2 $4.1 $3.7 $4.4 $3.1 $3.2 $4.4 $3.6 $4.2 $3.5 $3.4 $3.2 $3.5 $0.0 $2.8 $2.5 $2.9 $2.7 $2.8 (2) (3) (3) (3) (3) (4) (4) (4) (4) (4) (4) (4) Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Funded Unfunded Priced Options BOOK-TO-BILL TRENDS 4.0x 3.66x 3.0x 2.70x 2.68x 2.0x 1.64x 1.31x 1.29x 1.04x 0.99x 0.60x 1.0x 0.45x 0.36x 0.48x 0.0x (4) Q4'17 (2) Q1'18 (3) Q2'18 (3) Q3'18 (3) Q4'18 (3) Q1'19 (4) Q2'19 (4) Q3'19 (4) Q4'19 (4) Q1'20 (4) Q2'20 Q3'20 (4) Quarterly Book-to-Bill LTM Book-to-Bill (1) For more information on the components of backlog, and the differences between backlog (2) Revenue as reported under ASC 605 and remaining performance obligations, please see the Company's Form 10-K for the fiscal (3) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 year ended 3/31/19 (4) Revenue as reported, reflecting ASC 606 and ASU 2017-07 7 (5) Totals round to $22.9 billion and $22.0 billion, respectively

CAPITAL ALLOCATION

DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY

- Multi-year capital deployment plan remains on track, subject to market conditions
  - Deployed ~$61 million during the quarter
  - Reaffirming three-year goal to deploy ~$1.4 billion through fiscal year 2021
- $630 million of share repurchase authorization remained as of December 31, 2019
- The Board authorized a regular dividend of 31 cents per share, representing a $0.04 increase, payable on February 28th to stockholders of record on February 14th
- Our capital allocation priorities remain unchanged: working capital needs, quarterly dividend, required capex, strategic acquisitions, share repurchases, special dividends, and debt repayment (in order)

QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS)



$110.1
$110.1
$83.0
$77.7
$40.7
$8.3
$32.5
(1)
$60.6
$22.5
$27.1
$32.4
$32.4
$32.4
$38.1
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Quarterly Dividends
Share Repurchases
M&A (2)

HISTORICAL CAPITAL DEPLOYMENT ($ IN MILLIONS)



$194.3
$51.1
$63.2
$80.0
$396.9
$247.6
$56.4
$92.9
$392.1
$19.1
$269.6
$103.4
$364.2
$250.0
$114.2
$243.9
$108.6
$135.3
FY'16
FY'17
FY'18
FY'19
LTM
Quarterly Dividends
Share Repurchases
M&A (2)

(1) Includes ~$0.1M of withhold to cover shares
(2) Represents Payments for Business Acquisitions, Net of Cash Acquired

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FINANCIAL OUTLOOK FULL YEAR FY'20 GUIDANCE OPERATING PERFORMANCE CURRENT PRIOR (Q2'20) Revenue Growth 10.0 - 11.5% 9.0 - 11.0% Adjusted EBITDA Margin on Revenue Low 10% range Low 10% range Adjusted Diluted EPS $3.05 - $3.15 $3.00 - $3.10 Net Cash Provided by Operating Activities $500 - $550 million $450 - $500 million ASSUMPTIONS FOR ADEPS GUIDANCE CURRENT PRIOR (Q2'20) Tax Rate (1) 23 - 25% 23 - 25% Share Count 137 - 141 million 137 - 141 million (1) The effective tax rate range does not include a potential fourth quarter tax benefit in our tax provision that could result from the completion of the Company’s ongoing review of expenditures that qualify for research and development tax credit. 9

APPENDIX 10

NON-GAAP FINANCIAL INFORMATION "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (ii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iii) release of income tax reserves, and (iv) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non- recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re- measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the condensed consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment, and software. 11

NON-GAAP FINANCIAL INFORMATION

(In thousands, except share and per share data)	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Nine Months Ended December 31, 2019	Nine Months Ended December 31, 2018
	(Unaudited)		(Unaudited)	
Revenue, Excluding Billable Expenses				
Revenue	$ 1,849,441	$ 1,663,112	$ 5,494,194	$ 4,923,957
Billable expenses	600,522	510,047	1,691,543	1,465,831
Revenue, Excluding Billable Expenses	$ 1,248,919	$ 1,153,065	$ 3,802,651	$ 3,458,126
Adjusted Operating Income				
Operating Income	$ 169,045	$ 161,932	$ 520,126	$ 467,295
Transaction expenses (a)	1,069	—	1,069	3,660
Adjusted Operating Income	$ 170,114	$ 161,932	$ 521,195	$ 470,955
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income	$ 112,026	$ 132,037	$ 343,737	$ 328,954
Income tax expense	34,697	8,232	106,993	68,569
Interest and other, net (b)	22,322	21,663	69,396	69,772
Depreciation and amortization	20,655	17,780	60,308	50,359
EBITDA	189,700	179,712	$ 580,434	$ 517,654
Transaction expenses (a)	1,069	—	1,069	3,660
Adjusted EBITDA	$ 190,769	$ 179,712	$ 581,503	$ 521,314
Adjusted EBITDA Margin on Revenue	10.3%	10.8%	10.6%	10.6%
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	15.3%	15.6%	15.3%	15.1%
Adjusted Net Income				
Net income	$ 112,026	$ 132,037	$ 343,737	$ 328,954
Transaction expenses (a)	1,069	—	1,069	3,660
Release of income tax reserves (c)	—	(462)	—	(462)
Re-measurement of deferred tax assets/liabilities (d)	—	(28,972)	—	(27,908)
Amortization or write-off of debt issuance costs and write-off of original issue discount	886	533	1,945	2,401
Adjustments for tax effect (e)	(509)	(139)	(784)	(1,576)
Adjusted Net Income	$ 113,472	$ 102,997	$ 345,967	$ 305,069
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	141,558,427	143,056,900	141,348,635	143,832,886
Adjusted Net Income Per Diluted Share (f)	$ 0.80	$ 0.72	$ 2.45	$ 2.12
Free Cash Flow				
Net cash provided by operating activities	$ 99,780	$ 8,636	$ 366,459	$ 283,203
Less: Purchases of property, equipment, and software	(30,734)	(18,404)	(90,712)	(58,076)
Free Cash Flow	$ 69,046	$ (9,768)	$ 275,747	$ 225,127

(a) Fiscal 2020 and fiscal 2019 reflect debt refinancing costs incurred in connection with the refinancing transactions consummated on November 26, 2019 and July 23, 2018, respectively.

(b) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(c) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle Acquisition.

(d) Reflects the adjustments made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act.

(e) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates and consistently excludes the impact of other tax credits and incentive benefits realized.

(f) Excludes adjustments of approximately $0.6 million and $1.8 million of net earnings for the three and nine months ended December 31, 2019, respectively, and excludes adjustments of approximately $0.8 million and $2.1 million of net earnings for the three and nine months ended December 31, 2018 associated with the application of the two-class method for computing diluted earnings per share.

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FINANCIAL RESULTS – KEY DRIVERS Third Quarter Fiscal 2020 – Below is a summary of the key factors driving results for the fiscal 2020 third quarter ended December 31, 2019 as compared to the prior year period: • Revenue increased by 11.2% to $1.8 billion driven primarily by sustained strength in client demand and headcount growth. Revenue also benefited from higher billable expenses as compared to the prior year period. • Revenue, Excluding Billable Expenses increased 8.3% to $1.2 billion due to sustained strength in client demand and headcount growth. • Operating Income increased 4.4% to $169.0 million and Adjusted Operating Income increased 5.1% to $170.1 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as strong contract performance. The Company also benefited from an $11.2 million reduction in expense in the prior year as a result of an amendment and re-valuation of its long term disability plan liability. • Net income decreased 15.2% to $112.0 million and Adjusted Net Income increased 10.2% to $113.5 million. These changes were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income in the prior year also benefited from the effect of tax reform. • EBITDA increased 5.6% to $189.7 million and Adjusted EBITDA increased 6.2% to $190.8 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS decreased to $0.79 from $0.92 and Adjusted Diluted EPS increased to $0.80 from $0.72. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, as well as a lower share count in the third quarter of fiscal 2020. • As of December 31, 2019, total backlog was $22.0 billion, an increase of 7.4%. Funded backlog was $3.5 billion, a decrease of 0.7%. 13

FINANCIAL RESULTS – KEY DRIVERS Nine Months Ended December 31, 2019 – Below is a summary of the key factors driving results for the fiscal 2020 nine months ended December 31, 2019 as compared to the prior year period: • Net cash provided by operating activities was $366.5 million for the nine months ended December 31, 2019 as compared to $283.2 million for the nine months ended December 31, 2018. The increase in operating cash flows was primarily due to the collection of our revenue and net income growth. Free Cash Flow was $275.7 million for the nine months ended December 31, 2019 as compared to $225.1 million for the nine months ended December 31, 2018. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, partially offset by an increase in capital expenditures over the prior year period primarily related to investments in our facilities, infrastructure and information technology. 14